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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

            New York                    000-6620               16-0928561
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

    6635 Kirkville Road, East Syracuse, New York                 13057
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      (Address of Principal Executive Offices)                 (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 4, 2005, Anaren, Inc. issued an earnings release announcing its financial results for the fiscal year ended June 30, 2005. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

           99.1    Press Release of Anaren, Inc. dated August 4, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ANAREN, INC.

Date:  August 4, 2005                               By:  /s/ Lawrence A. Sala
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                                                         Lawrence A. Sala
                                                         President and
                                                         Chief Executive Officer